UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☒ Preliminary Information Statement

☐ Definitive Information Statement

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GENESIS PHARMACEUTICALS ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT
OF
GENESIS PHARMACEUTICALS ENTERPRISES, INC.

Middle Section, Longmao Street, Area A, Laiyang Waixiangxing Industrial Park
Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
GENESIS PHARMACEUTICALS ENTERPRISES, INC.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO
SEND US A PROXY

This Information Statement is being mailed or furnished to the shareholders of Genesis Pharmaceuticals Enterprises, Inc., a Florida corporation (the “Company”), in connection with the authorization of the corporate action described below by the Company’s Board of Directors at a telephonic meeting held on February 12, 2009, and the subsequent approval of such corporate action by the written consent, dated March 3, 2009, of those shareholders of the Company entitled to vote shares of the Company’s common stock, par value $.001 per share (the “Common Stock”) representing at least a majority of the outstanding voting stock of the Company on such date entitled to vote with respect to such corporate action.  Accordingly, all necessary corporate approvals required pursuant to the Florida Business Corporation Act (“FBCA”) and the Company’s articles of incorporation and bylaws in connection with the matters referred to herein have been obtained. This Information Statement is furnished solely for the purpose of informing the shareholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 607.0704 of the FBCA, of this corporate action before it takes effect.

This Information Statement will be mailed or furnished to the shareholders of record of the Company on March 3, 2009.  The Information Statement is first being mailed or furnished to the shareholders of the Company on or about March __, 2009, and the amendments described herein shall not become effective until at least 20 days thereafter.

ACTIONS BY BOARD OF
DIRECTORS
AND
CONSENTING SHAREHOLDERS

At a telephonic meeting held on February 12, 2009, the Board of Directors adopted a resolution to amend the Company’s articles of incorporation to change the name of the Company to Jiangbo Pharmaceuticals, Inc. (the “Name Change Amendment”).  A copy of the Board minutes are attached hereto as APPENDIX A.  The action taken by the Board of Directors with respect to the Name Change Amendment was subsequently approved by the written consent of the Company’s shareholders entitled to vote a majority of the shares of Common Stock then outstanding on March 3, 2009, a copy of which is attached as APPENDIX B:  A copy of the Name Change Amendment is attached hereto as APPENDIX C.

The reasons for, and the general effect of, the Name Change Amendment are described below.

The Board of Directors of the Company knows of no other matter other than that described in this Information Statement which has been recently approved or considered by the holders of the Company’s Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to shareholders on or about March __, 2009, and the amendment described herein will not become effective until at least 20 calendar days thereafter. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the Company’s Chief Executive Officer at the address of the Company’s principal executive offices located at Middle Section, Longmao Street, Area A, Laiyang Waixiangxing Industrial Park, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200; Telephone No. +86-535-7282997.

APPROVAL REQUIREMENTS; FLORIDA LAW

Section 607.0704 of the FBCA provides that, unless otherwise provided in the Company’s articles of incorporation, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power. Section 3.10 of the Company’s bylaws provides that any action required or permitted to be taken by the shareholders may be taken by consent in writing if the consent is signed by the record holders of no less than the voting stock that would otherwise be required for approval of such action.  Section 3.10 further states that, within 10 days after obtaining such authorization by written consent, notice in accordance with Section 607.0704(3) of the FBCA must be given to those shareholders who have not consented in writing. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change Amendment described herein as early as possible in order to accomplish the purposes as hereafter described, the Company’s Board of Directors obtained the written consent to such amendment of the holders of at least a majority of the Company’s voting stock.

VOTING SECURITIES AND
INFORMATION ON CONSENTING SHAREHOLDERS

As of March 3, 2009, there were 10,351,448 shares of Common Stock outstanding.  Each share of Common Stock is entitled to one vote. The holders of 5,416,200 shares of Common Stock (which shares collectively represent  52.22% of the Common Stock) approved the Name Change Amendment in a written consent dated March 3, 2009 attached hereto as APPENDIX B. No consideration was paid for the consent. The names of the consenting shareholders and the number of shares of Common Stock  with respect to which such consent was given is as follows:

Name	Number of Shares of Common Stock For Which Consent Was Given	Percentage of Voting Stock
Verda International Limited	4,856,592	46.92%
Wang Renhui	349,743	3.38%
Han Cuifen	199,859	1.93%

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 3, 2009, certain information concerning the beneficial ownership of our Common Stock by (i) each shareholder known by us to own beneficially five percent or more of our outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

Named Executive Officers and Directors	Number of Shares of Common Stock Beneficially Owned (1) (2)		Percentage of Outstanding Common Stock
Cao Wubo, Chief Executive Officer and Chairman of the Board†	4,856,592	(3)	46.92%
Elsa Sung, Chief Financial Officer†	3,875		*
Xu Haibo, Vice President, Chief Operating Officer and Director†	0
Dong Lining, Vice President, Director of Technology†	0
Yang Weidong, Vice President, Director of Sales†	0
Xin Jingsheng, Director of Equipment†	0
Xue Hong, Controller†	0
Feng Xiaowei, Director†	0
Huang Lei, Director†	0
Ge Jian, Director†	9,993		*
Michael Marks, Director†	0
John Yang Wang, Director†	0
Total Held by Directors and Executive Officers (twelve individuals)	4,870,460		47.05%

5% Shareholders
Verda International Limited A-1 Building Dasi Street Laiyan City, Shandong Province, PRC	4,856,592	(4)	46.92%
Pope Investments LLC(5)(6) 5100 Poplar Avenue, Suite 805 Memphis, Tennessee 38137	1,146,250		9.99%

*Less than one percent.

†Address of referenced person is c/o Genesis Pharmaceuticals Enterprises, Inc., Middle Section, Longmao Street, Area A, Laiyang Waixiangxing Industrial Park, Laiyang City, Yantai, Shandong Province, People’s Republic of China 265200.

(1) Based on 10,351,448 outstanding shares of Common Stock as of March 3, 2009.

(2)           Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them.  A person is deemed to be the beneficial owner of securities which may be acquired by such person within sixty (60) days from the date indicated above upon the exercise of options, warrants or convertible securities.  Each beneficial owner’s percentage of ownership is determined by assuming that options, warrants or convertible securities that are held by such person (not those held by any other person) and which are exercisable within sixty (60) days of the date indicated above, have been exercised.

(3)           Includes 4,856,592 shares of common stock owned by Verda International Limited, a company of which Mr. Cao is the Executive Director and owner of 100% of the equity interest.

(4)           The natural person with voting power and investment power on behalf of Verda International Limited is Mr. Cao Wubo.

(5)           Includes (i) 625,000 shares of Common Stock issuable to Pope Investments LLC, a Delaware limited liability company (“Pope Investments”), upon conversion of $5,000,000 aggregate principal amount of the Company’s 6% Convertible Debentures due November 30, 2010 (the “Debentures”) and 400,000 shares of Common Stock issuable upon exercise of  certain common stock purchase warrants issued to Pope Investments in connection with the sale of the Debentures (the “November Warrants”) and (ii) up to an additional 121,250 shares of Common Stock of the 2,125,000 shares of Common Stock issuable to Pope Investments upon conversion of $17,000,000 aggregate principal amount of the Company’s 6% Convertible Notes due May 30, 2011 (the “Notes”) and the 1,062,500 shares of Common Stock issuable upon exercise of certain common stock purchase warrants issued to Pope Investments in connection with the sale of the Notes (the “Warrants”).   Pope Asset Management LLC, a Tennessee limited liability company (“Pope Asset”) serves as an investment adviser and/or manager to Pope Investments. Pope Asset is the sole manager for Pope Investments and has sole voting control and investment and disposition power and discretion with respect to all securities held by Pope Investments. Pope Asset may be deemed to beneficially own shares owned or held by, or held for the account or benefit of, Pope Investments. Mr. William P. Wells is the sole manager of Pope Asset. Mr. Wells may be deemed to own shares owned or held by, or held for the account or benefit of, Pope Investments. Pope Asset and Mr. Wells do not directly own any shares of Common Stock.

(6)           The percentage of shares of Common Stock that may be beneficially owned by Pope Investments is limited to 9.99% and no shares of Common Stock in excess of this beneficial ownership limitation may be issued by the Company to Pope Investments. This limitation may be waived by Pope Investments at any time upon 61 days’ notice to the Company.

NOTICE TO SHAREHOLDERS OF ACTION
APPROVED BY CONSENTING SHAREHOLDERS

The following action has been approved by the written consent of holders of Common Stock collectively entitled to vote at least a majority of the outstanding shares of voting stock of the Company.

AMENDMENT TO ARTICLES OF INCORPORATION CHANGING THE NAME OF
THE COMPANY TO JIANGBO PHARMACEUTICALS, INC.

General

At a telephonic meeting held February 12, 2009, the Board of Directors adopted a resolution to amend the Company’s articles of incorporation to change the name of the Company to Jiangbo Pharmaceuticals, Inc.  The holders of a majority of the outstanding shares of the Company’s voting stock approved the Name Change Amendment by written consent dated March 3, 2009.

Name Change Amendment

The Company’s articles of incorporation will be amended by striking out Article I and replacing it with the following new Article I.

“The name of the corporation is Jiangbo Pharmaceuticals, Inc.”

Purpose of Name Change Amendment

The purpose of changing the Company’s name to Jiangbo Pharmaceuticals, Inc. is to provide better identification of the Company’s established brand name in the People’s Republic of China. The Board believes that the proposed change of name of the Company is in the best interests of the Company and its shareholders.

Effective Date

Under applicable federal securities laws, the Name Change Amendment cannot be effective until at least 20 calendar days after this Information Statement is distributed to the Company’s shareholders. The Name Change amendment will become effective upon filing with the Secretary of State of Florida. It is anticipated that the foregoing will take place 20 calendar days after distribution of this Information Statement to the Company’s shareholders.

Dissenters’ Rights of Appraisal

The FBCA does not provide for dissenters’ or appraisal rights in connection with the change of the Company’s name.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors

March ___, 2009

APPENDIX A

GENESIS PHARMACEUTICALS ENTERPRISES, INC.

MINUTES OF THE
BOARD OF DIRECTORS

As of February 12, 2009

A telephonic meeting (the “Meeting”) of the Board of Directors (the “Board”) of Genesis Pharmaceuticals Enterprises, Inc. a Florida corporation  (the “Company”), was held on February 12, 2009 at 8:45 PM. (Beijing time).

The following members of the Board were present in person or by telephone: Xu Haibo, Ge Jian, Feng Xiaowei, Huang Lei, John Yang Wang, Michael Marks.  Also in attendance were Cao Wubo, Chief Executive Officer and Chairman of the Company, Elsa Sung, the Company’s Chief Financial Officer, Mr. Fu Yuanfeng, Accounting Manager, and Ms. Manshu Zhang, interpreter and minutes taker.

Mr. Cao acted as Chairman of the Meeting and Xu Haibo was the Secretary of the Meeting.  There being a majority of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

The following reflects a continuation of the minutes reflecting the Board’s approval of the following motions. After discussion, upon motion duly made, properly seconded and unanimously approved, it was:

RESOLVED, that an amendment to the Company’s Articles of Incorporation change the name of the Company to Jiangbo Pharmaceuticals, Inc., in substantially the form attached hereto as Exhibit A, is hereby approved;

RESOLVED, that the proper officers of the Company be, and each of them hereby is, empowered to approve or authorize, as the case may be, such further action and the preparation, execution, and delivery of all such further instruments and documents in the name and on behalf of the Company, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper, or advisable in order to carry out the intent and accomplish the purposes of the foregoing resolutions; and be it further

RESOLVED, that any and all actions heretofore taken by the directors or officers of the Company on behalf of the Company in furtherance of the actions authorized or contemplated by the foregoing resolutions be, and they hereby are, ratified, approved, and confirmed in all respects, including, without limitation, the execution and delivery of any documents and instruments, including amendments, supplements, or modifications thereto as have been necessary or appropriate in order to effectuate the actions contemplated by the foregoing resolutions.

Reading and Approval of the actions:

After discussion, the Board voted as follows:
Voting Yes: Xu Haibo, Feng Xiaowei, Ge Jian, Huang Lei, John Yang Wang, Michael Marks Wubo Cao
Voting No: None

RESOLVED, that all actions previously taken by the directors and officers of the Company in connection with the transactions contemplated by the foregoing resolutions are hereby ratified, approved and confirmed in all respects.

There being no further action to come before the Board, the Meeting was adjourned.

This Consent may be executed in one or more counterparts, including with signatures on separate copies, all of which shall constitute the same instrument.

/s/ Xu Haibo
Xu Haibo, Secretary

[Exhibit A to Appendix A Omitted]

APPENDIX B

WRITTEN CONSENT
OF THE HOLDERS OF A MAJORITY OF THE
VOTING STOCK
OF
GENESIS PHARMACEUTICAL ENTERPRISES, INC.

The undersigned, constituting the holders of a majority of the shares of Common Stock (the “Stockholders”) of Genesis Pharmaceutical Enterprises, Inc., a Florida corporation (the “Company”), do hereby adopt by this written consent, the following resolution with the same force and effect as if they had been adopted at a duly convened meeting:

WHEREAS, the Board of Directors of the Company, having considered changing the name of the Company to Jiangbo Pharmaceuticals, Inc. (the “Name Change”), deems such Name Change advisable and in the best interests of the Company and its Stockholders.

NOW, THEREFORE, BE IT

RESOLVED, that, the Articles of Incorporation of the Company be and hereby are amended to change the name of the Company to Jiangbo Pharmaceuticals, Inc.; and be it further

RESOLVED, that the Certificate of Amendment to the Articles of Incorporation substantially in form attached hereto as Exhibit A authorizing the Name Change be and hereby is in all respects approved.

IN WITNESS WHEREOF, the undersigned have executed this Action by Written Consent as of the 3rd day of March, 2009.

Verda International Limited

/s/ Cao Wubo
Name: Cao Wubo
Title: President

No. of Shares of Common Stock: 4,856,592

/s/ Wang Renhui
Name: Wang Renhui

No. of Shares of Common Stock: 349,743

/s/ Han Cuifen
Name: Han Cuifen

No. of Shares of Common Stock: 199,859

[Exhibit A to Appendix B Omitted]

APPENDIX C

CERTIFICATE OF AMENDMENT OF

ARTICLES OF INCORPORATION

OF

GENESIS PHARMACEUTICALS ENTERPRISES, INC.

Genesis Pharmaceuticals Enterprises, Inc., a corporation organized and existing under the laws of the State of Florida does hereby certify as follows:

1.           The name of the corporation is Genesis Pharmaceuticals Enterprises, Inc. (the “Corporation”):

2.           The articles of incorporation of the Corporation are hereby amended by striking out Article I thereof and by substituting in lieu of said Article the following new Article I:

“The name of the corporation is Jiangbo Pharmaceuticals, Inc.”

The amendment of the articles of incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Section 607.1002 of the Florida Business Corporation Act, by at least a majority of the directors who have been elected and qualified.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its Chief Executive Officer on this __ day of March, 2009.

GENESIS PHARMACEUTICALS ENTERPRISES, INC.

By:

Name: Cao Wubo

Title: Chief Executive Officer